EXHIBIT 1

JOINT FILING AGREEMENT

This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of shares of common stock, $0.01 par value per share, of Basic Energy Services, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and filing of this agreement shall not be construed as an admission that the undersigned are a group, or have agreed to act as a group.

Dated: April 10, 2014

DLJ MERCHANT BANKING PARTNERS III, L.P.

By:	aPriori Capital Partners III LLC, its general partner

By:	/s/ Susan C. Schnabel
	Name:	Susan C. Schnabel
	Title:	Authorized Person

DLJ OFFSHORE PARTNERS III, L.P.

By:	aPriori Capital Partners III LLC, its general partner

By:	/s/ Susan C. Schnabel
	Name:	Susan C. Schnabel
	Title:	Authorized Person

DLJ OFFSHORE PARTNERS III-1, C.V.

By:	aPriori Capital Partners III LLC, its general partner

By:	/s/ Susan C. Schnabel
	Name:	Susan C. Schnabel
	Title:	Authorized Person

DLJ OFFSHORE PARTNERS III-2, C.V.

By:	aPriori Capital Partners III LLC, its general partner

By:	/s/ Susan C. Schnabel
	Name:	Susan C. Schnabel
	Title:	Authorized Person

DLJ MB PARTNERS III GMBH & CO. KG

By:	aPriori Capital GmbH, its general partner

By:	/s/ Robert P. Espinosa
	Name:	Robert P. Espinosa
	Title:	Managing Director

MILLENNIUM PARTNERS II, L.P.

By:	aPriori Capital Partners III LLC, its general partner

By:	/s/ Susan C. Schnabel
	Name:	Susan C. Schnabel
	Title:	Authorized Person

MBP III PLAN INVESTORS, L.P.

By:	aPriori Capital Partners III LLC, its general partner

By:	/s/ Susan C. Schnabel
	Name:	Susan C. Schnabel
	Title:	Authorized Person

APRIORI CAPITAL PARTNERS III LLC

By:	/s/ Susan C. Schnabel
	Name:	Susan C. Schnabel
	Title:	Authorized Person

APRIORI CAPITAL PARTNERS L.P.

By:	aPriori Capital Partners LLC, its general partner

By:	/s/ Susan C. Schnabel
	Name:	Susan C. Schnabel
	Title:	Authorized Person

APRIORI CAPITAL GMBH

By:	/s/ Robert P. Espinosa
	Name:	Robert P. Espinosa
	Title:	Managing Director

APRIORI CAPITAL PARTNERS LLC

By:	/s/ Susan C. Schnabel
	Name:	Susan C. Schnabel
	Title:	Authorized Person

/s/ Susan C. Schnabel
Susan C. Schnabel

/s/ Colin A. Taylor
Colin A. Taylor